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 Investment Class
 Prospectus Supplement

  July 22, 2004

Morgan Stanley Institutional Fund Trust


 Supplement dated
 July 22, 2004 to
 the Investment Class Prospectus dated
 January 30, 2004

 Balanced Portfolio

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Effective July 22, 2004, Morgan Stanley Investment Management Inc. (the
"Adviser") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser") in respect of the Balanced Portfolio. As a result, the following paragraph is added to the section of the Prospectus titled "Fund Management":

Sub-Adviser

Morgan Stanley Investment Management Limited ("MSIM Limited "), located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

References in the Prospectus to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

Also effective July 22, 2004, the paragraph pertaining to the Balanced Portfolio in the section of the Prospectus titled "Fund Management" is replaced by the following:

Balanced Portfolio

The Portfolio's assets are managed by the Global Asset Allocation Team. Current members of the team include Francine J. Bovich and Richard Davidson, Managing Directors, and Que Nguyen, Executive Director.



Please retain this supplement for future reference.